UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
April 16, 2021 Date of report (date of earliest event reported)
Commission File No.	Name of Registrant, State of Incorporation, Address of Principal Executive Offices, and Telephone No.	IRS Employer Identification No.
000-49965	MGE Energy, Inc. (a Wisconsin Corporation) 133 South Blair Street Madison, Wisconsin 53788 (608) 252-7000| mgeenergy.com	39-2040501
000-1125	Madison Gas and Electric Company (a Wisconsin Corporation) 133 South Blair Street Madison, Wisconsin 53788 (608) 252-7000| mge.com	39-0444025

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

MGE Energy, Inc. ☐Madison Gas and Electric Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

MGE Energy, Inc. ☐Madison Gas and Electric Company ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $1 Par Value Per Share	MGEE	The NASDAQ Stock Market

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 16, 2021, the Boards of Directors of MGE Energy, Inc. (MGE Energy) and Madison Gas and Electric Company (MGE) requested that F. Curtis Hastings remain on those Boards beyond his retirement date while the Boards continue their search for a replacement independent director. Mr. Hastings has agreed to remain.

Under MGE Energy’s Corporate Governance Guidelines, Mr. Hastings was scheduled to retire on May 18, 2021, which is the date of MGE Energy’s upcoming annual meeting of shareholders, because he has attained age 75. Those Guidelines require that a director retire not later than the date and time of MGE Energy’s annual meeting of shareholders following the date on which that director attains the age of 75, unless requested to remain on the Board by the Board.

MGE Energy’s Corporate Governance Committee has been engaged in a search for a replacement director meeting the independence standards in MGE Energy’s Corporate Governance Principles and the similar Nasdaq Stock Market standards. Since that search continues, the Corporate Governance Committee recommended, and the Boards agreed, that Mr. Hastings be requested, as permitted by the Corporate Governance Guidelines, to remain on the Boards until the second board meeting following the new director joining the Boards in order to provide for an orderly transition.

Also on April 16, 2021, the Boards of Directors of Madison Gas and Electric Company (MGE) appointed James Lorenz to Vice President – Energy Operations, effective May 1, 2021. In this new role, Mr. Lorenz will be responsible for Electric Operations, Gas Operations, and Electric Production. Mr. Lorenz has been employed by MGE for more than five years, serving in operations capacities. Since October 2018, he has served as Assistant Vice President – Electric Operations. Prior thereto, he was Director Electric Construction and Operations, a position he held since December 2015, and prior thereto was Director Construction and Operations. Mr. Lorenz is age 54.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

MGE Energy, Inc. Madison Gas and Electric Company
(Registrants)

Date: April 21, 2021	/s/ Tamara J. Johnson
Tamara J. Johnson Vice President - Accounting and Controller

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